LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST

SUPPLEMENT DATED FEBRUARY 22, 2019

TO THE STATUTORY PROSPECTUSES

DATED DECEMBER 27, 2018, OF EACH OF

WESTERN ASSET INSTITUTIONAL LIQUID RESERVES AND WESTERN ASSET PREMIUM LIQUID RESERVES

(THE “FUNDS”)

Effective on March 1, 2019, the Funds’ service desk will open at 8:00 a.m. (Eastern time) instead of 7:30 a.m. (Eastern time). Accordingly, the Funds’ Statutory Prospectuses are supplemented with the following:

1)

The following sentence replaces in its entirety the corresponding sentence in the sections of the Funds’ Statutory Prospectuses titled “Buying shares — Through the fund” and “Redeeming shares — By telephone”:

The fund service desk’s normal hours of operations are between 8:00 a.m. and 5:30 p.m. (Eastern time) each fund business day.

2)	The following sentence replaces in its entirety the corresponding sentence in the sections of the Funds’ Statutory Prospectuses titled “Buying shares” and “Redeeming shares”:

Your account statement will have more information on who to contact if you want to buy or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at 1-877-721-1926 or 1-203-703-6002.

3)	The following sentence replaces in its entirety the corresponding sentence in the section of the Funds’ Statutory Prospectuses titled “Share price/Fund business days”:

The fund service desk is generally open between 8:00 a.m. and 5:30 p.m. (Eastern time) but may close early under certain circumstances.

Please retain this supplement for future reference.

WASX506220